UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 20, 2014

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders for Opexa Therapeutics, Inc. (“Opexa”) was held on June 20, 2014 (the “Annual Meeting”).  Two proposals were submitted to shareholders as described in the 2014 Proxy Statement and were approved by shareholders at the Annual Meeting.  The proposals and the results of the shareholder votes are as follows.

1.	For	Withheld	Broker Non-Votes
Proposal to elect six directors for one-year terms:

Timothy C. Barabe	5,149,983	114,319	16,789,190
Hans-Peter Hartung	5,149,984	114,318	16,789,190
Gail J. Maderis	4,962,029	302,273	16,789,190
Michael S. Richman	4,958,647	305,655	16,789,190
Scott B. Seaman	5,071,191	193,111	16,789,190
Neil K. Warma	4,891,510	372,792	16,789,190

2.	For	Against	Abstain	Broker Non-Votes
Proposal to ratify the appointment of MaloneBailey, LLP as independent auditors for the fiscal year ending December 31, 2014	21,617,858	270,971	164,663	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 25, 2014	OPEXA THERAPEUTICS, INC.

	By:	/s/ Karthik Radhakrishnan
Karthik Radhakrishnan
Chief Financial Officer

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